UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 23, 2019 (September 18, 2019)

Date of Report (Date of earliest event reported)

MIDSOUTH BANCORP, INC.

(Hancock Whitney Corporation as successor by merger to MidSouth Bancorp, Inc.)

(Exact name of registrant as specified in its charter)

Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

102 Versailles Boulevard

Lafayette, Louisiana 70501

(Address of principal executive offices)

(337) 237-8343

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	MSL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 21, 2019, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of April 30, 2019 (the “Merger Agreement”), by and between Hancock Whitney Corporation (“Hancock Whitney”) and MidSouth Bancorp, Inc. (“MidSouth”), MidSouth merged with and into Hancock Whitney, with Hancock Whitney continuing as the surviving corporation (the “Merger”). Immediately following the Merger, MidSouth Bank, N.A., a wholly owned bank subsidiary of MidSouth, merged with and into Hancock Whitney Bank, a Mississippi bank and wholly owned subsidiary of Hancock Whitney (“Hancock Whitney Bank” and such merger, the “Bank Merger”), with Hancock Whitney Bank as the surviving entity in the Bank Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, par value $0.10 per share, of MidSouth (“MidSouth Common Stock”) that was issued and outstanding immediately prior to the Effective Time, except for shares canceled in accordance with Section 1.5(c) of the Merger Agreement, was converted, in accordance with the procedures set forth in the Merger Agreement, into the right to receive, without interest, 0.2952 shares of the common stock, par value $3.33 per share, of Hancock Whitney.

Further, in accordance with the terms of the Merger Agreement, MidSouth redeemed the outstanding shares of its preferred stock in connection with the closing of the Merger.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 20, 2019, MidSouth notified the New York Stock Exchange (the “NYSE”) that the transaction had closed and requested that the NYSE (i) suspend trading of the MidSouth Common Stock on the NYSE effective as of September 23, 2019, (ii) withdraw the MidSouth Common Stock from listing on the NYSE and (iii) file with the Securities and Exchange Commission (the “Commission”) a notification of delisting of the MidSouth Common Stock under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, Hancock Whitney, as successor to MidSouth, intends to file with the Commission certifications on Form 15 under the Exchange Act requesting the termination of the registration of the MidSouth Common Stock under Section 12(g) of the Exchange Act and the suspension of MidSouth’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act as promptly as practicable.

The information set forth under Item 2.01 of this report is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of MidSouth immediately prior to the completion of the Merger ceased to have any rights as shareholders of MidSouth other than the right to receive the merger consideration in accordance with the Merger Agreement.

The information set forth in Item 2.01, Item 3.01 and Item 5.03 of this report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 2.01 and Item 5.02 of this report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, MidSouth entered into a Change in Control Agreement with James McLemore (the “Change in Control Agreement”). The agreement provides, among other things, that if Mr. McLemore’s employment is terminated by MidSouth without cause or by Mr. McLemore with good reason, in each case, within two years following a change in control of MidSouth, then Mr. McLemore will be entitled to receive an amount equal to his annual salary, payable in 12 monthly installments. The agreement also contains non-solicitation and non-competition restrictive covenants for the 12-month period in which Mr. McLemore is receiving payment pursuant to the agreement.

The foregoing description of the Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the Change in Control Agreement, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

On September 21, 2019, effective upon the consummation of the Merger, MidSouth’s directors and executive officers ceased serving in such capacities.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the Effective Time, MidSouth’s Amended and Restated Articles of Incorporation and MidSouth’s Amended and Restated By-laws ceased to be in effect by operation of law. Hancock Whitney’s Articles of Incorporation and Amended and Restated Bylaws in effect immediately prior to the Effective Time are the articles of incorporation and bylaws of Hancock Whitney (as the surviving entity in the Merger).

The information set forth in Item 2.01 of this report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 30, 2019, by and between Hancock Whitney Corporation and MidSouth Bancorp, Inc. (incorporated by reference to Exhibit 2.1 to MidSouth Bancorp, Inc.’s Current Report on Form 8-K filed on May 2, 2019).

10.1	Change in Control Agreement, dated as of September 18, 2019, by and between MidSouth Bancorp, Inc. and James McLemore.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANCOCK WHITNEY CORPORATION As successor by merger to MidSouth Bancorp, Inc.

By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

Date: September 23, 2019